STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT ("Agreement") is entered into by and among Geoffrey Selzer (the "Seller") and Jim Morrison (the "Purchaser) and is effective as of the last date of execution set forth below. Seller and Purchaser may be collectively referred to herein as the "Parties."

WHEREAS, Seller owns 2,000,000 shares of Series C Preferred Stock, both par value $0.0001 per share, of Resonate Blends, Inc., a Nevada corporation (the "Company"), and desires to sell all 2,000,000 shares of Series C Preferred Stock (the "Shares"), in the Company to Purchaser for the Purchase Price (defined below); and

WHEREAS, Purchaser desires to purchase the Shares for the Purchase Price (defined below).

NOW THEREFORE, in exchange for good and value consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Securities Purchased

Pursuant to this Agreement, the Seller hereby agrees to sell the Shares to Purchaser and Purchaser hereby agrees to purchase the Shares from Seller for the sum of $10.

2. Exempt Transaction

The Shares sold by the Seller and delivered to the Purchaser will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any states' securities laws, on the grounds that the transaction in which the Shares are to be sold qualifies for applicable exemptions from the securities registration requirements of such statutes. The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(a)(7) of the Securities Act as well as the judicially-created 4(a)(1½) exemption, and the reliance by the Seller upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations, understandings and covenants set forth in this Agreement.

3. Purchaser Representations and Warranties

In order to induce the Seller to accept the Purchase Price and transfer the Shares, the Purchaser represents and warrants to the Seller, as follows:

a. Purchaser's Financial Sophistication. Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act. Purchaser has conducted a due diligence review of all information it deems material and necessary to an adequate evaluation of the purchase of the Shares.

b. Purchaser Recognizes Risks of Investment and Illiquidity. Purchaser understands that there is no public market and/or market value for the Shares and that there is no guarantee that any public or private market for the Shares may actively develop.

c. Lack of Registration of Securities. Purchaser acknowledges that the Shares offered, purchased and sold herein are not registered with the United States Securities and Exchange Commission, or any state securities regulatory body and that the statutory protection provided by such registration is not available.

d. No Guarantee of Future Registration. Any future offer or sale of the Shares may require registration with United States Securities and Exchange Commission, or states' securities regulatory bodies or establishment of an exemption from registration by the Purchaser as to which the Seller makes no warranties or representations.

e. No Guarantee or Representation Regarding Performance. Purchaser hereby acknowledges that no representations or guarantees have been made to it or any of its representatives or agents regarding the performance of the Shares by any officer, director, agent, consultant or other representative of the Company or the Seller.

f. Access to Material Information. Purchaser acknowledges that it has had an opportunity to view all documents and disclosures concerning the Company and is satisfied with the due diligence performed. In addition, Purchaser has had a chance to review the disclosures in the Company's SEC filings.

g. Release and Hold Harmless. Purchaser hereby releases, acquits and hold harmless the Seller, his agents, attorneys and those acting in concert or participation with them from any and all matters having to do with the lack of registration of the Shares and, further, covenants not to sue the Seller, his agents, attorneys and those acting in concert or participation with them with respect to any matters relating to the lack of registration of the Shares and the claim under federal and state law of the private offering exemption.

h. No Federal or State Endorsement. Purchaser understands that:

(i) No state or federal agency has passed upon the Shares or made any finding or determination as to the fairness of the Shares as an investment;

(ii) The Shares have not been, and will not be, registered under either the Securities Act or any state securities laws;

(iii) The Securities cannot be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred or encumbered unless registered under federal and state securities laws, or an exemption therefrom is available; and

(iv) The Seller has not agreed, and are not obligated, to register any resale or other transfer of the Shares under any federal or state securities law or to take any action to enable it to qualify for an exemption from registration under any of those laws with respect to a resale or other transfer of the Shares.

i. Non-transferability of Securities. Purchaser will not offer, sell, assign, pledge, hypothecate, or otherwise transfer at any time any of the Shares absent registration of the transaction under applicable federal and state securities laws, or delivery of an opinion of counsel satisfactory to the Company that registration is not required under any of those laws.

j. Shares are Restricted Securities. Purchaser understands that, in furtherance of the transfer restrictions stated above:

(i) The Company will record stop transfer instructions in its stock record books to restrict an impermissible resale or other transfer of the Shares; and

(ii) Each document evidencing the Shares will bear a restrictive legend in substantially the following form:

> The shares evidenced by this certificate have not been registered under either the Securities Act of 1933, as amended, or the securities laws of any state. These securities may not be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred: at any time absent either (A) registration of the transaction under the Securities Act, and every applicable state securities law or (B) the issuer's receipt of an acceptable opinion of counsel that registration of the transaction under those laws is not required.

k. Speculative Investment. Purchaser understands that the Shares are a speculative investment and that there are substantial risks incident to an investment in the Shares. Purchaser is knowledgeable concerning the business of the Company and has carefully considered and understands the risks and other factors affecting the suitability of the Shares as an investment for it.

l. Forward Looking Statements May Differ From Actual Results. Purchaser understands that any forecasts or projections furnished to it by the Company, if any, are only an orderly prediction of future results based on estimates and assumptions of the Company's management that eventually might or might not be substantiated and that neither the Seller, the Company nor any officer or director of the Company assures or guarantees in any way that the projected results will be achieved.

m. Tax Consequences. Purchaser understands that neither the Seller, the Company, nor any officer, director or professional advisor of the Company, make any representation or warranty to Purchaser with respect to, or assumes any responsibility for, the federal income tax consequences to it of an investment in the Shares.

n. Sophistication of Purchaser. Because of Purchaser's knowledge and experience in financial and business matters, it is able to evaluate the merits, risks, and other factors bearing upon the suitability of the Shares as an investment for it, and it has been afforded adequate opportunity to evaluate this proposed investment in light of those factors, its financial condition, investment knowledge and experience.

o. No General Solicitation. Neither the Seller, nor any person acting on the Seller's behalf, has offered the Shares by any form of general solicitation or general advertising.

p. Corporate Organization. Purchaser, if a corporation, is a corporation, duly formed, validly existing and in good standing under the laws of its place of organization. Purchaser is duly authorized, qualified and licensed under all applicable laws to carry on its businesses in the places and in the manner as now conducted except for where the failure to be so authorized, qualified or licensed would not have a material adverse effect on its ability to perform its obligations under this Agreement.

q. Corporate Authority. Purchaser has the corporate power and authority to execute and deliver, and bind Purchaser to the terms of, this Agreement, to perform its obligations hereunder and thereunder and to consummate the transaction contemplated of it hereby and thereby. Purchaser has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the consummation of any transactions contemplated hereby or thereby by Purchaser. All corporate action by Purchaser necessary to approve the transactions contemplated by this Agreement (including director and shareholder approvals, if necessary) has been taken.

r. No Conflicts. The execution, delivery and performance of this Agreement by Purchaser and the consummation of any transactions contemplated hereby or thereby by Purchaser will not:

(i) conflict with, or result in a breach or violation of any organizational or governing document of Purchaser;

(ii) result in a material breach under any document, agreement or other instrument to which Purchaser is a party;

(iii) violate in any material respect any law applicable to Purchaser; or

(iv) require any notices to, consents of or filings with any governmental authority or other third person.

s. Binding Agreement. This Agreement has been duly executed and delivered by Purchaser and is a binding and valid obligation of Purchaser (assuming the due execution and delivery by each other party thereto, if any), enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar applicable laws relating to or affecting the rights and remedies of creditors generally and subject to general principles of equity (whether considered in a proceeding at law or in equity).

t. No Brokers. Purchaser has had no dealings with any broker or agent so as to entitle such broker or agent to a commission or fee in connection with the transactions contemplated by this Agreement.

4. Seller Representations and Warranties

As of the date Seller executes this Agreement, Seller represents and warrants to the Purchaser the following:

a. Valid and Binding Obligation of Seller. The Seller's execution, delivery, and performance of this Agreement is authorized and will not constitute a breach or violation of, or a default under, any material lease, contract, agreement, instrument, indenture, or mortgage to which the Seller is a party. This Agreement is a valid and binding obligation of the Seller.

b. Non-registration of Securities. The Shares offered, purchased and sold herein have not been registered with the United States Securities and Exchange Commission or any state securities regulatory agency.

c. Securities Sold in Exempt Transaction. The offer, purchase and sale of the Shares referenced herein is accomplished in reliance upon Section 4(a)(7) of the Securities Act and the judicially created Section 4(a)(1½) exemption.

d. No Bad Boys. The Seller is not subject to an event that would disqualify him under Rule 506(d)(1) of Regulation D or are subject to a statutory disqualification described under section 3(a)(39) of the Exchange Act.

f. Business of Company. The Company is engaged in business, is not in the organizational stage or in bankruptcy or receivership, and is not a blank check, blind pool, or shell company that has no specific business plan or purpose or has indicated that the Company's primary business plan is to engage in a merger or combination of the business with, or an acquisition of, an unidentified person.

g. No Brokers. Seller have had no dealings with any broker or agent so as to entitle such broker or agent to a commission or fee in connection with the transactions contemplated by this Agreement.

5. Jurisdiction and Venue

This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of state of Nevada without regard to any statutory or common-law provision pertaining to conflicts of laws. The Parties agree to submit to the personal jurisdiction of the state and federal courts in Clark County, state of Nevada. The Parties waive any claim that they may have that any of the foregoing courts is an inconvenient forum.

6. Miscellaneous Provisions

a. Notices. Any notice required or provided for in this Agreement to be given to any Party shall be mailed certified mail, return receipt requested, or hand delivered, to the Party at the address set forth in the preamble.

b. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

c. Construction. The section headings, captions, or abbreviations are used for convenience only and shall not be resorted to for interpretation of this Agreement. Wherever the context so requires, the masculine shall refer to the feminine, the singular shall refer to the plural, and vice versa.

d. Fees. In the event that any Party is required to engage the services of legal counsel to enforce its rights under this Agreement against any other Party, regardless of whether such action results in litigation, the prevailing Party shall be entitled to reasonable attorneys' fees and costs from the other Party, which in the event of litigation shall include fees and costs incurred at trial and on appeal.

e. Entire Agreement. This Agreement contains the entire understanding among the Parties and supersedes any prior written or oral agreement between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between the Parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

f. Amendments. Any amendments to this Agreement shall be in writing signed by all parties.

g. Severability. In case any one or more provisions contained in this Agreement shall, for any reason, be held invalid illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

h. Waiver. No consent or waiver, expressed or implied, by a party of any breach or default by any other Party in the performance by that other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to any other breach or default in the performance by such other Party of the same or any other obligations of such other Party hereunder. Failure on the art of any Party to complain of any act or failure to act of another Party or to declare that other Party in default, irrespective of how long such failure continues, shall not constitute a waiver of such Party of its rights hereunder.

i. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be deemed an original for all purposes.

j. Survival of Representations and Warranties. The representations and warranties set forth in this Agreement shall be continuing and shall survive the Closing Date.

k. Acknowledgements. The Parties to this Agreement declare and represent that:

(i) They have read and understand this Agreement;

(ii) They have been given the opportunity to consult with an attorney if they so desire and that this Agreement must be construed and interpreted as if both Parties drafted the same;

(iii) They intend to be legally bound by the promises set forth in this Agreement and enter into it freely, without duress or coercion;

(iv) They have retained signed copies of this Agreement for their records; and

(v) The rights, responsibilities and duties of the Parties hereto, and the covenants and agreements contained herein, shall continue to bind the Parties and shall continue in full force and effect until each and every obligation of the Parties under this Agreement has been performed.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates set forth below.

Seller:

DocuSigned by:

Geoffrey Selzer

____

Geoffrey Selzer
Date: March 12, 2024

Purchaser:

DocuSigned by:

____

Jim Morrison
Date: March 12, 2024